Exhibit 99.1

This English translation is for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail.

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2023

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Equity	4

Consolidated Statements of Cash Flows	5-6

Notes to Interim Consolidated Financial Statements	7-14

- - - - - - - - - - - - - - - - - - -

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,		December 31,
	2023	2022	2022
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$122,673	$59,124	$94,391
Financial assets at fair value through profit or loss	48,120	104,574	60,152
Rents and other receivables, net	3,476	3,180	3,157
Prepaid expenses and other assets	7,532	6,118	5,073
Due from affiliate	—	8,240	—
Restricted cash	17,734	3,684	20,799
	199,535	184,920	183,572
NON-CURRENT ASSETS
Investment properties	1,613,510	1,531,633	1,699,963
Property plant and equipment - hotels, net	41,393	132,779	41,697
Goodwill	5,436	13,534	5,436
Investment in joint ventures	138,279	209,081	161,486
Restricted cash	26,893	34,439	40,314
	1,825,511	1,921,466	1,948,896
Total assets	$2,025,046	$2,106,386	$2,132,468
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable, net	$281,035	$161,549	$273,397
Debentures, net	103,413	—	—
Accounts payable and accrued liabilities	16,841	17,381	23,999
Due to affiliates	3,029	4,058	2,976
Distribution payable to Owner	—	8,750	—
Other liabilities	30,895	33,974	38,895
Lease obligation	360	360	360
Rental security deposits	1,721	—	1,651
Series A Cumulative Convertible Redeemable Preferred Stock	—	15,233	—
	437,294	241,305	341,278

NON-CURRENT LIABILITIES
Notes payable, net	446,096	568,162	455,036
Debentures, net	206,827	252,218	316,276
Lease obligation	9,108	9,021	9,086
Rental security deposits	4,485	6,784	4,840
Other liabilities	12,568	—	—
	679,084	836,185	785,238
Total liabilities	1,116,378	1,077,490	1,126,516
EQUITY
Owner's net equity	896,834	1,001,352	993,380
Non-controlling interests	11,834	27,544	12,572
Total equity	908,668	1,028,896	1,005,952
Total liabilities and equity	$2,025,046	$2,106,386	$2,132,468
The accompanying notes are an integral part of the interim consolidated financial statements.

May 30, 2023	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended March 31,		Year ended December 31,
	2023	2022	2022
	Unaudited		Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$29,821	$26,959	$112,900
Tenant reimbursements	3,135	3,169	12,328
Hotel revenues	2,913	5,917	30,749
Other operating income	487	397	1,892
Total revenues and other income	36,356	36,442	157,869

Expenses:
Operating, maintenance, and management fees	(11,627)	(10,473)	(46,901)
Real estate taxes and insurance	(6,417)	(5,024)	(21,133)
Hotel expenses	(1,969)	(5,111)	(19,252)
Total expenses	(20,013)	(20,608)	(87,286)
Gross profit	16,343	15,834	70,583

Fair value adjustment of investment properties, net	(58,946)	10,137	56,913
Depreciation	(314)	(790)	(2,212)
Equity in loss of unconsolidated joint ventures	(22,063)	(1,156)	(19,656)
Asset management fees to affiliate	(3,973)	(3,127)	(13,678)
Impairment charges on goodwill	—	—	(8,098)
General and administrative expenses	(1,531)	(1,336)	(4,100)
Other operating expenses	—	—	(2,546)
Operating profit	(70,484)	19,562	77,206

Transaction and related costs	—	(108)	—
Finance income	207	46	233
Finance loss from financial assets at fair value through profit or loss	(10,034)	(5,134)	(46,389)
Finance expenses	(16,031)	(9,754)	(49,253)
Gain on extinguishment of debt	—	2,367	2,367
Foreign currency transaction gain, net	2,720	7,265	29,038
Net (loss) income before income taxes	$(93,622)	$14,244	$13,202
Income tax provision	(3,662)	—	(4,924)
Net (loss) income	(97,284)	14,244	8,278

Net (loss) income attributable to owner	$(96,546)	$13,276	$10,304
Net (loss) income attributable to non-controlling interests	(738)	968	(2,026)
Net (loss) income	$(97,284)	$14,244	$8,278
Total comprehensive income	$(97,284)	$14,244	$8,278

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(96,546)	—	(96,546)	(738)	(97,284)
Total comprehensive income	—	(96,546)	—	(96,546)	(738)	(97,284)
Balance at March 31, 2023	$693,554	$160,206	$43,074	$896,834	$11,834	$908,668

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2022	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652
Net income	—	13,276	—	13,276	968	14,244
Total comprehensive income	—	13,276	—	13,276	968	14,244
Distribution declared to Owner	—	(20,000)	—	(20,000)	—	(20,000)
Balance at March 31, 2022	$693,554	$264,724	$43,074	$1,001,352	$27,544	$1,028,896

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance at December 31, 2021	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652
Net income (loss)	—	10,304	—	10,304	(2,026)	8,278
Total comprehensive income (loss)	—	10,304	—	10,304	(2,026)	8,278
Distributions to Owner	—	(25,000)	—	(25,000)	—	(25,000)
Reclassification of redeemable non-controlling interest to liability	—	—	—	—	(6,687)	(6,687)
Non-controlling interests contributions	—	—	—	—	1,569	1,569
Non-controlling interests distribution	—	—	—	—	(6,860)	(6,860)
Balance at December 31, 2022	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2023	2022	2022
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net (loss) income	$(97,284)	$14,244	$8,278
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in loss of unconsolidated joint ventures	22,063	1,156	19,656
Fair value adjustment on investment properties, net	58,946	(10,137)	(56,913)
Depreciation	314	790	2,212
Impairment charges on goodwill	—	—	8,098
Other operating expenses	—	—	2,546
Income tax provision	3,662	—	4,924
Transaction and related costs	—	108	—
Gain on extinguishment of debt	—	(2,367)	(2,367)
Deferred rent	(894)	(1,051)	(2,758)
Credit loss on financial assets	459	597	2,580
Finance expenses	16,031	9,754	49,253
Finance income	(207)	(46)	(233)
Finance loss from financial assets at fair value through profit or loss	10,034	5,134	46,389
Foreign currency transaction gain, net	(2,720)	(7,265)	(29,038)
	10,404	10,917	52,627
Changes in assets and liabilities:
Restricted cash	16,073	(2,336)	(25,258)
Rents and other receivables	(772)	(590)	(2,548)
Prepaid expenses and other assets	(3,007)	(1,373)	1,371
Accounts payable and accrued liabilities	(5,532)	(638)	(5,211)
Rental security deposits	(285)	889	596
Due to affiliates	415	1,979	749
Other liabilities	4,377	(2,915)	(757)
Lease incentive additions	464	182	297
	11,733	(4,802)	(30,761)
Net cash provided by operating activities	22,137	6,115	21,866

Cash Flows from Investing Activities:
Acquisitions of investment properties	—	—	(6,691)
Improvements to investment properties	(6,763)	(6,253)	(31,942)
Proceeds from sales of investment properties, net	34,139	9,468	62,816
Proceeds from sale of property plant and equipment	—	—	88,361
Additions to property plant and equipment - hotels	(11)	(57)	(676)
Cash received upon consolidation of PORT II*)	—	—	1,473
Investment in unconsolidated joint venture, net	—	(1,500)	(23,318)
Distribution of capital from investment in unconsolidated joint venture	1,144	142	—
Purchase of interest rate cap	—	(506)	(556)
Purchase of foreign currency collars	(1,936)	—	—
Settlement of foreign currency collars, net	(4,314)	—	—
Finance income received	204	45	230
Dividend income received from financial assets at fair value through profit or loss	1,995	4,595	7,762
Proceeds (funding) for development obligations	—	—	(7,934)
Proceeds from advances due from affiliates, net	—	(1,201)	7,039
Restricted cash deposited for capital expenditures	(71)	1,308	3,949
Net cash provided by investing activities	24,387	6,041	100,513

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

	Three months ended March 31,		Year ended December 31,
	2023	2022	2022
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$980	$53,758	188,106
Principal payments on notes and bond payable	(2,841)	(64,136)	(192,268)
Payments of deferred financing costs from notes and debentures	(472)	(861)	(4,770)
Interest paid	(15,924)	(11,122)	(39,874)
(Contribution) release of restricted cash for debt service obligations	—	(2,500)	(2,500)
Payment to redeem Series A Cumulative Convertible Redeemable Preferred Stock	—	—	(16,934)
Non-controlling interests (distributions) contributions, net	—	—	(8,847)
Non-controlling interests buyout	—	—	(6,687)
Dividends to Owner	—	(11,250)	(25,000)
Net cash used in financing activities	(18,257)	(36,111)	(108,774)
Effect of exchange rate changes on cash and cash equivalents	15	(136)	(2,429)
Net increase (decrease) in cash and cash equivalents	28,282	(24,091)	11,176
Cash and cash equivalents, beginning of period	94,391	83,215	83,215
Cash and cash equivalents, end of period	$122,673	$59,124	$94,391

Supplemental Disclosure of Noncash Activities:

Accrual improvements to real estate	$2,554	$2,685	$3,592
Distribution payable to Owner	$—	$8,750	$—

*) Assets and liabilities assumed in connection with the PORT II consolidation:
Investment property	$—	$—	$135,030
Restricted cash	—	—	361
Prepaid expenses and other assets	—	—	639
Notes payable	—	—	(82,646)
Accounts payable and accrued liabilities	—	—	(1,030)
Other liabilities	—	—	(1,499)
Due to affiliates	—	—	(148)
Non-controlling interest	—	—	(1,125)
Investment in joint venture	—	—	(51,055)
Cash assumed in connection with the PORT II consolidation	$—	$—	$(1,473)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1:    GENERAL INFORMATION

These financial statements have been prepared in a condensed format as of March 31, 2023 and for the three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2022 and for the year then ended and the accompanying notes ("annual financial statements").

The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate equity securities. The Company has three reporting segments: 1) strategic opportunistic properties 2) residential homes and 3) hotel.

As of March 31, 2023, the Company owned eight office properties, one office portfolio consisting of two office buildings and 25 acres of undeveloped land, encompassing, in the aggregate, approximately 3.2 million rentable square feet. As of March 31, 2023, these properties were 69% occupied. In addition, the Company owned one residential home portfolio consisting of 2,456 residential homes and encompassing approximately 3.5 million rental square feet and two apartment properties, containing 609 units and encompassing approximately 0.5 million rentable square feet, which was 94% and 95% occupied, respectively. The Company also owned one hotel property with 196 rooms and two investments in undeveloped land with approximately 671 developable acres and one office/retail development property.

Although inflation has not materially impacted the Company’s operations in the recent past, inflation reached a 40-year high in 2022 and beginning in March of 2022, the Federal Reserve began raising the federal funds rate in an effort to curb inflation. The Federal Reserve’s action, coupled with other macroeconomic factors, may trigger a recession in the United States, globally, or both. Increased inflation and interest rates could have an adverse impact on the Company’s variable rate debt, the ability to borrow money, and general and administrative expenses, as these costs could increase at a rate higher than the Company’s rental and other revenue. Increases in the costs of owning and operating the Company’s properties due to inflation could reduce the Company’s net operating income and the value of an investment in the Company to the extent such increases are not reimbursed or paid by the Company’s tenants. If we are materially impacted by increasing inflation because, for example, inflationary increases in costs are not sufficiently offset by the contractual rent increases and operating expense reimbursement provisions or escalations in the leases with the Company’s tenants, we may implement measures to conserve cash or preserve liquidity. In addition, due to rising interest rates, we may experience restrictions in our liquidity based on certain financial covenant requirements, our inability to refinance maturing debt in part or in full as it comes due and higher debt service costs and reduced yields relative to cost of debt. If we are unable to find alternative credit arrangements or other funding in a high interest environment, our business needs may not be adequately met. Based on interest rates as of March 31, 2023, if interest rates were 100 basis points higher or lower during the 12 months ending March 31, 2023, interest expense on our variable rate debt would increase or decrease by $3.3 million and $6.7 million, respectively.

In addition, tenants and potential tenants of the Company’s properties may be adversely impacted by inflation and rising interest rates, which could negatively impact the Company’s tenants’ ability to pay rent and the demand for the Company’s properties. Such adverse impacts on the Company’s tenants may cause increased vacancies, which may add pressure to lower rents and increase the Company’s expenditures for re-leasing.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
As of March 31, 2023, the Company had a working capital shortfall amounting to $237.8 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. There are no limitations on the Company’s ability to withdraw funds from the Company’s subsidiaries. The Company expects to generate cash flow from additional asset sales in 2023 and 2024. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICY

Basis of presentation of the interim consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

Disclosures of new standards in the period prior to their adoption:

Amendments to IAS 1 and IFRS Practice Statement 2 "Disclosure of Accounting Policies":

On February 2021, the IASB issued Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2) with amendments that are intended to help preparers in deciding which accounting policies to disclose in their financial statements. The amendments are effective for annual periods beginning on or after 1 January 2023.

Amendment to IAS 8, "Accounting Policies, Changes to Accounting Estimates and Errors":

On February 2021, the IASB issued Definition of Accounting Estimates (Amendments to IAS 8) to help entities to distinguish between accounting policies and accounting estimates. The amendments are effective for annual periods beginning on or after 1 January 2023.

Amendments to IAS 1 - Presentation of Financial Statements

The amendments clarify how to classify debt and other liabilities as current or non-current. The amendments to IAS 1 apply to annual reporting periods beginning on or after January 1, 2024. The company is currently assessing the impact of these amendments. There are currently no other future changes to IFRS with potential impact on the company.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES

As of March 31, 2023, the Company’s investments in unconsolidated entities were composed of the following (dollars in thousands):

	Properties as of March 31, 2023			Investment Balance as of
				March 31,		December 31, 2022
				2023	2022
Joint Venture		Location	Ownership %	(Unaudited)		(Audited)
110 William Joint Venture	1	New York, New York	60.0%	$43,392	$85,113	$47,574
353 Sacramento Joint Venture	1	San Francisco, California	55.0%	58,730	84,313	77,147
Pacific Oak Opportunity Zone Fund I	3	Various	46.0%	36,157	27,215	36,765
PORT II OP LP*	251	Various	91.9%	—	12,440	—
				$138,279	$209,081	$161,486

* The Company consolidated the investment in PORT II as of July 1, 2022.

The equity in loss of unconsolidated joint ventures for the three months ended March 31, 2023 and 2022 and the year ended December 31, 2022 was as follows (in thousands):

	Three Months Ended March 31,		Year ended December 31, 2022
	2023	2022
	(Unaudited)		(Audited)
110 William Joint Venture	$(4,182)	$(132)	(39,351)
353 Sacramento Joint Venture	(17,263)	(979)	(8,146)
Pacific Oak Opportunity Zone Fund I	(618)	—	9,551
PORT II OP LP	—	(45)	18,290
Equity in loss of unconsolidated joint ventures	$(22,063)	$(1,156)	$(19,656)

110 William Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands):

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

	March 31,		December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Current assets	$8,343	$11,860	$12,483
Non-current assets (investment property)	402,109	461,565	401,900
Current liabilities (1)	337,540	320,741	334,500
Non-current liabilities	592	285	593

Equity	72,320	152,399	79,290

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$43,392	$85,113	$47,574
(1) On April 10, 2023, the 110 William Joint Venture extended the maturity date of the current loans until May 8, 2023. As of the date of the approval of the financial statements, the Company had extended the maturity date to June 8, 2023.

	Three months ended March 31,		Year ended December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Revenues	$6,525	$6,685	$26,856
Gross profit	2,143	2,868	10,784
Operating profit (loss) *)	2,143	2,868	(49,260)
Net income (loss) *)	(6,917)	(597)	(76,506)
Share of profit (loss) from joint venture (Based on the waterfall mechanism)	(4,182)	(132)	(39,351)
*) Includes revaluation of investment properties	$—	$—	$(60,044)

353 Sacramento Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	March 31,		December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Current assets	$16,151	$21,232	$19,123
Non-current assets (investment property)	202,699	251,709	233,400
Current liabilities	2,010	8,784	2,318
Non-current liabilities	112,440	111,796	112,256

Equity	104,401	152,361	137,949

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$58,730	$84,313	$77,147

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

	Three months ended March 31,		Year ended December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Revenues	$2,971	$4,828	$15,156
Gross profit	1,041	1,694	4,127
Operating (loss) profit *)	(29,684)	1,696	(8,475)
Net (loss) profit *)	(32,428)	409	(13,978)
Share of (loss) profit from joint venture (Based on the waterfall mechanism)	(17,263)	(979)	(8,146)
*) Includes revaluation of investment properties	$(30,731)	$—	$(12,614)

The Company does not attach the financial statements related to the investments in unconsolidated joint ventures, as the reports do not add more information to the contained above.

NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of notes payables as of March 31, 2023 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2022. The fair value of the debentures payable as of March 31, 2023 was approximately $286.7 million (1.0 billion NIS) based on quoted market prices (Level 1).

The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of March 31, 2023, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of March 31, 2022 was $896.8 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 55%; (iii) the Adjusted NOI was $82.8 million for the trailing twelve months ended March 31, 2023; and (iv) the consolidated scope of projects was $0 as of March 31, 2023.
The Company's investments in real estate equity securities are carried at their estimated fair value based on quoted market prices (Level 1) for the securities. Unrealized gains and losses are reported in finance loss from financial assets at fair value through profit or loss.
The Company's investments in in U.S. Treasury bills are carried at their estimated fair value based on quoted market prices (Level 1) for the debt securities. Unrealized gains and losses are reported in finance income.

NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. On July 1, 2022, the Company made a prospective name change to the “Single-Family Homes” segment to “Residential Homes” to reflect the Company’s consolidation of Pacific Oak Residential Trust II, Inc. (“PORT II”) multifamily homes. On September 1,

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
2022, the Company made a prospective name change to the “Hotels” segment to “Hotel” to reflect the September 1, 2022 disposition of the Springmaid Beach Resort. The selected financial information for the reporting segments as of and for the three months ended March 31, 2023 and 2022 and as of and the year ended December 31, 2022 is as follows (in thousands):

	March 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Unaudited)
Investment properties	$1,189,035	$424,475	$—	$1,613,510
Property plant and equipment - hotels, net	$—	$—	$41,393	$41,393
Total assets	$1,541,680	$436,133	$47,233	$2,025,046
Total liabilities	$879,509	$210,852	$26,017	$1,116,378

	Three months ended March 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Unaudited)
Total revenues and other income	$24,005	$9,438	$2,913	$36,356
Gross profit	$10,734	$4,665	$944	$16,343
Finance expenses	$12,777	$2,731	$523	$16,031

	March 31, 2022
	Strategic Opportunistic Properties	Single-Family Homes	Hotels	Total
	(Unaudited)
Investment properties	$1,249,604	$282,029	$—	$1,531,633
Property plant and equipment - hotels, net	$—	$—	$132,779	$132,779
Total assets	$1,646,826	$309,751	$149,809	$2,106,386
Total liabilities	$853,502	$138,794	$85,194	$1,077,490

	Three months ended March 31, 2022
	Strategic Opportunistic Properties	Single-Family Homes	Hotels	Total
	(Unaudited)
Total revenues and other income	$24,617	$5,908	$5,917	$36,442
Gross profit	$12,235	$2,793	$806	$15,834
Finance expenses	$6,794	$1,510	$1,450	$9,754

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

	December 31, 2022
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Audited)
Investment properties	$1,264,526	$435,437	$—	$1,699,963
Property plant and equipment - hotels, net	$—	$—	$41,697	$41,697
Total assets	$1,636,842	$448,210	$47,416	$2,132,468
Total liabilities	$885,342	$214,884	$26,290	$1,126,516

	Year ended December 31, 2022
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Audited)
Total revenues and other income	$96,964	$30,156	$30,749	$157,869
Gross profit	$45,543	$13,543	$11,497	$70,583
Finance expenses	$35,847	$8,955	$4,451	$49,253

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Park Highlands Land

In January 2023, the Company, through an indirect wholly owned subsidiary, entered into a purchase and sale agreement, as amended and extended the closing dates to sell 234 developable acres of undeveloped land located in North Las Vegas, Nevada (“Park Highlands”). The previous anticipated closing dates were December 2022 and 2023 and has been extended to October 2023 and 2024. In return for the extensions, the buyer agreed to release the $17.0 million deposit that had previously been held in escrow, to the Company.

In February 2023, the Company, through a taxable REIT subsidiary, sold approximately 71 developable acres of Park Highlands undeveloped land for an aggregate sales price, of $40.1 million, excluding future development costs, closing costs and credits. The purchaser is not affiliated with the Company or the Advisor. As a result of this sale, the Company recognized an income tax provision of $3.7 million classified as income tax provision in the accompanying consolidated statement of profit or loss and a corresponding deferred tax liability classified as other liabilities in the accompanying statement of financial position.

Recent Debt Extension

During the three months ended March 31, 2023, the Company extended the maturity date of the Q&C Hotel loan to January 31, 2024.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
Recent Cash Investment

During the three months ended March 31, 2023, the Company purchased $78.5 million in U.S. Treasury bills with an aggregate par value of $79.4 million. As of March 31, 2023, the Company’s investments in U.S. Treasury bills have an aggregate accreted cost of $78.6 million and have original maturities of less than three months and are included in cash and cash equivalents in the consolidated statement of financial position.

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the consolidated financial statements are issued.

Dividend Approval

On May 30, 2023, the Company’s board of directors approved a distribution of dividend in the amount of $2.0 million to the Owner.

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